Exhibit 10.4

FIRST AMENDMENT

TO THE

AMENDED AND RESTATED FRACTION IV-1 PASTE SUPPLY AGREEMENT

This First Amendment to the Amended and Restated Fraction IV-1 Paste Supply Agreement (“First Amendment”) effective this 10th day of May, 2011 (“Effective Date”), by and between Baxter Healthcare Corporation having a place of business at One Baxter Way, Westlake Village, California 91361 (hereinafter “BAXTER”), and Kamada Ltd., having a place of business at Science Park, Kiryat Weizmann, 7 Sapir St., Ness-Ziona, 74036, Israel (hereinafter “KAMADA”). BAXTER and KAMADA shall collectively be referred to as the "Parties”.

RECITALS

WHEREAS, the Parties entered into an Amended and Restated Fraction IV-1 Paste Supply Agreement (“Agreement”) effective August 23, 2010;

WHEREAS, the Parties desire to amend the Agreement in order to replace the existing Section 1 of Exhibit D “Forecasting” with a new Section 1 of Exhibit D.

Now therefore, it is hereby agreed as follows:

1.	Section 1 of Exhibit D shall be deleted in its entirety and shall be replaced with a new Section 1 which is attached hereto and incorporated herein by reference to this First Amendment.

2.	Except as specifically modified herein, all other terms and conditions of the Agreement and Exhibits shall remain in full force and effect and are hereby affirmed, confirmed and ratified.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives.

BAXTER HEALTHCARE CORPORATION		KAMADA LTD.

By:	/s/ Ludwig Hantson	By:	/s/ David Tsur
Name: Ludwig Hantson		Name: David Tsur
Title: CVP, President – Bioscience		Title: Chief Executive Officer
Date:		Date:

		By:	/s/ Eyal Leibovitz
Name: Eyal Leibovitz
Title: Chief Financial Officer
		Date:	17/5/11

Exhibit D

Forecasting

1.	Forecasting under Section 1 of Exhibit C.

On a [*****] basis, between the [*****] and the [*****] days of each calendar month the Parties will hold a [*****] conference call or meeting (the “[*****] Meeting”) during which Baxter and Kamada will discuss, based on an agreed upon format, the status of the Paste supply plan and Products production plan and, reconcile any changes between this planning cycle and the previous one. Where mutual consent cannot reconcile any changes over the previous plan, the terms of the Exclusive Manufacturing, Supply and Distribution Agreement effective August 23, 2010 (“Distribution Agreement”) shall prevail.

During the [*****] Meeting:

a.	Baxter will provide Kamada an updated plan containing:
1.	Finished Products requirements plan for the next rolling [*****];
2.	Paste delivery schedule (such Paste will not be older than [*****] from teardown to delivery date) for the next rolling [*****], specifying the teardown date and Source (Source/Recovered and CP/FP);
3.	Actual performance of the Paste supply plan and any deviations from the plan during the previous [*****].

b.	Kamada will provide Baxter the following data based on historical performance or good faith non-binding estimate consistent with the data provided in Section a. above, as the case may be:

[*****]

[*****] Confidential portions of this document have been redacted and filed separately with the Securities and Exchange Commission.